UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 23, 2024

Endeavor Group Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40373	83-3340169
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9601 Wilshire Boulevard, 3rd Floor Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

(310) 285-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	EDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 23, 2024, Endeavor Operating Company, LLC (“EOC”), a Delaware limited liability company and subsidiary of Endeavor Group Holdings, Inc., a Delaware corporation (the “Company” or “Endeavor”), entered into a Transaction Agreement (the “Transaction Agreement”), by and among IMG Worldwide, LLC, a Delaware limited liability company (“IMG Worldwide” and, together with EOC, the “EDR Parties”); Trans World International, LLC, a Delaware limited liability company and subsidiary of Endeavor (“Trans World International”); TKO Operating Company, LLC, a Delaware limited liability company (“TKO”); and TKO Group Holdings, Inc., a Delaware corporation (“TKO PubCo” and, together with TKO, the “TKO Parties”), pursuant to which, among other things and subject to the satisfaction or waiver of the conditions specified therein, the EDR Parties will directly or indirectly contribute, assign and transfer to TKO the Professional Bull Riders, On Location and IMG businesses currently operated by the EDR Parties (collectively, the “Transferred Businesses”), in exchange for 26,139,590 TKO Common Units, having an aggregate value of $3.25 billion (based on the volume-weighted average sales price of TKO PubCo Class A Common Stock for the twenty five trading days ending on October 23, 2024 (the “Closing Consideration”)), and will subscribe for an equivalent number of corresponding shares of TKO PubCo Class B Common Stock, subject to certain customary purchase price adjustments to be settled at the Closing in equity and cash (the foregoing, collectively, the “Transaction”). All defined terms used in this Current Report on Form 8-K that are not otherwise defined herein have the meanings ascribed to such terms in the Transaction Agreement.

Representations, Warranties and Covenants

The Transaction Agreement contains customary representations, warranties and covenants of the parties thereto. Between the date of the Transaction Agreement and the earlier of the Closing and the termination of the Transaction Agreement, subject to certain exceptions, the EDR Parties and the TKO Parties have agreed to certain covenants, including covenants regarding the operation of business and the use of reasonable best efforts to promptly obtain necessary regulatory approvals, subject to certain exceptions.

Closing Conditions

The Closing is expected to occur in the first half of 2025, subject to the satisfaction or waiver of certain customary conditions, including, among others, (i) the affirmative vote of holders of a majority of the voting power of TKO PubCo common stock in favor of adopting the Transaction Agreement, which shall be satisfied by the delivery of the written consent by the Specified Stockholders in the form attached to the Transaction Agreement (the “Written Consent”) (which has been satisfied by the delivery of the Written Consent by the Specified Stockholders), (ii) obtaining applicable regulatory approvals, (iii) the absence of any order or legal requirement that has the effect of making the Transaction illegal or otherwise restraining or prohibiting the consummation of the Transaction, (iv) the mailing of the information statement contemplated by Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by TKO PubCo to the stockholders of TKO PubCo, and the lapse of at least 20 calendar days from the date of completion of such mailing, (v) the consummation of the Pre-Closing Restructuring, (vi) the absence of a Business Material Adverse Effect, and (vii) customary conditions regarding the accuracy of the representations and warranties and material compliance by the parties with their respective obligations under the Transaction Agreement.

The Transaction Agreement also contemplates that the EDR Parties, the TKO Parties and certain of their respective Affiliates will enter into ancillary agreements as of Closing, including a transition services agreement, pursuant to which both parties will agree to provide certain services to each other for a specified period, and agreements with respect to the transfer and license of certain specified trademarks.

Indemnification

The Transaction Agreement contains customary indemnification provisions by both TKO and the EDR Parties with respect to, among other things, any breach of Fundamental Representations and Warranties and the performance of both pre-Closing and post-Closing covenants. Indemnification claims with respect to breach of any Fundamental Representations and Warranties will survive for three years following the Closing. Claims with respect to the performance of any pre-Closing covenants will survive for six months following the Closing, and claims with respect to the performance of any post-Closing covenants will survive in accordance with their terms or until fully performed. The EDR Parties have also agreed to indemnify the TKO Parties and their representatives with respect to certain pre-Closing tax liabilities and any liabilities arising from the Pre-Closing Restructuring.

Termination

The Transaction Agreement includes customary termination provisions for both TKO and the EDR Parties, whereby the parties may terminate the Transaction Agreement (i) by mutual written consent; (ii) if the Closing has not occurred within 11 months of the date of the Transaction Agreement (the “Outside Date”), provided that, if the conditions to Closing are satisfied other than the obtainment of the requisite regulatory approvals, then the Outside Date shall automatically be extended by an additional 90 days from the Outside Date; (iii) if the consummation of the Transaction is enjoined or prohibited by the terms of a final, non-appealable order or judgment of a court of competent jurisdiction; and (iv) following a breach by the other party or parties of certain representations and warranties or covenants, subject to cure rights.

Treatment of Company Equity Awards

The Transaction Agreement provides for certain treatment of equity or equity-based awards held by the Business Employees, Independent Contractors or Former Service Providers, as generally described below.

Each unvested restricted stock unit granted under the Company’s Amended and Restated 2021 Incentive Award Plan (each, an “Unvested EGH RSU”) held by a Business Employee or Independent Contractor that is outstanding immediately prior to the Closing will be assumed by TKO PubCo, and substituted for a TKO restricted stock unit (each, a “TKO RSU”), subject to terms and conditions that are substantially similar to the terms and conditions applicable to the corresponding Unvested EGH RSU immediately prior to such assumption; provided that the TKO RSUs will relate to a number of shares of TKO PubCo Class A Common Stock as determined pursuant to the Equity Award Adjustment Ratio.

The EDR Group will generally retain and be liable for (i) all Endeavor performance stock units, (ii) all options to purchase EGH Class A Common Stock, and (iii) all Endeavor restricted stock units held by Former Service Providers and phantom and cash-settled equity-based awards, each of which will be treated in accordance with the EDR Merger Agreement.

The foregoing description of the material terms of the Transaction Agreement is not complete and is qualified in its entirety by reference to the Transaction Agreement, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The Transaction Agreement and the foregoing summary of such agreement have been included to provide investors and stockholders with information regarding the terms of such agreement. The representations, warranties and covenants of the parties contained in the Transaction Agreement are made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants are (i) made only for purposes of the Transaction Agreement, (ii) qualified by confidential disclosures made by the parties to each other in connection with the Transaction Agreement, (iii) subject to materiality qualifications contained in the Transaction Agreement which may differ from what may be viewed as material by investors, (iv) made only as of the date of the Transaction Agreement or such other date as is specified in the Transaction Agreement and (v) included in the Transaction Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Investors should not rely on the representations, warranties or covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Information concerning the subject matter of the representations and warranties may change after the date of the Transaction Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Moreover, the Transaction Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties and other documents that the parties will file with the U.S. Securities and Exchange Commission (the “SEC”).

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company, EOC, William Morris Endeavor Entertainment, LLC (“WME”), Wildcat EGH Holdco, L.P. (“EGH Holdco”) and Wildcat OpCo Holdco, L.P. (“OpCo Holdco”) entered into a letter agreement amendment with Ariel

Emanuel, as of October 23, 2024 (the “Amendment Date”), which amended certain terms of his previously disclosed Letter Agreement, dated April 2, 2024 (the “Emanuel Letter Agreement Amendment”). The Emanuel Letter Agreement Amendment provides that Mr. Emanuel waives his eligibility to receive a $25,000,000 asset sale bonus that would have been payable following the sale or disposition (in one or a series of transactions) of all of, or all except a de minimis portion of, certain specified assets of the Company and EOC. To the extent the Transaction is not consummated or the Transaction Agreement is terminated by its terms, Mr. Emanuel will again be eligible to receive an asset sale bonus with a value of up to $25,000,000.

The Company and EOC entered into an employment agreement amendment with Mark Shapiro (the “Existing Shapiro Employment Agreement Amendment”), as of the Amendment Date, which amended certain terms of his previously disclosed Employment Agreement, dated as of April 19, 2021, and amended as of February 26, 2024 and April 2, 2024 (as previously amended, the “Existing Shapiro Employment Agreement”). In addition to the Existing Shapiro Employment Agreement Amendment, the Company, EOC, WME, EGH Holdco, OpCo Holdco and Mr. Shapiro entered into an amendment to the amended and restated employment agreement, dated April 2, 2024 (the “Shapiro A&R Employment Agreement”) as of the Amendment Date (the “Shapiro A&R Employment Agreement Amendment”).

The Existing Shapiro Employment Agreement and Shapiro A&R Employment Agreement provide Mr. Shapiro with the opportunity to receive certain asset sale bonuses (the “Asset Sale Bonuses”) with a value of up to $100,000,000 in connection with sales or dispositions of certain specified assets of the Company or EOC (each, an “Asset Sale”). The Existing Shapiro Employment Agreement Amendment and the Shapiro A&R Employment Agreement Amendment provide that Mr. Shapiro waives his eligibility to receive the Asset Sale Bonuses. To the extent the Transaction is not consummated or the Transaction Agreement is terminated by its terms, Mr. Shapiro will again be eligible to receive Asset Sale Bonuses with a value of up to $100,000,000.

The foregoing summaries of the Emanuel Letter Agreement Amendment, the Existing Shapiro Employment Agreement Amendment and the Shapiro A&R Employment Agreement Amendment are not complete and are qualified in their entirety by reference to the Emanuel Letter Agreement Amendment, the Existing Shapiro Employment Agreement Amendment and the Shapiro A&R Employment Agreement Amendment, copies of which are attached hereto as Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. All statements in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Transaction, including the anticipated timing of the Closing, the parties’ ability to complete the Transaction, the parties’ entry into related ancillary agreements, and the treatment of Endeavor equity awards. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “contemplates,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. Any such forward-looking statement represents management’s expectations as of the date of this filing. These statements are neither promises nor guarantees and involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements, including, but not limited to: the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect Endeavor’s and TKO PubCo’s respective businesses and the price of their respective securities; uncertainties as to the timing of the Closing and the possibility that any or all of the various conditions to the Closing may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction Agreement and the Transaction; the effect of the announcement, pendency or completion of the Transaction on Endeavor’s or TKO PubCo’s business relationships, operating results, and business generally; the Transaction may involve unexpected costs, liabilities and/or delays; Endeavor or TKO PubCo’s respective businesses may suffer as a result of uncertainty surrounding the Transaction and disruptions of management’s attention due to the Transaction; unfavorable outcome of legal proceedings that may be instituted against Endeavor and TKO PubCo following the announcement of the Transaction; and the risk that Endeavor’s stock price may decline significantly if the Transaction is not consummated. These and other important factors discussed in Part I, Item 1A “Risk Factors” in Endeavor’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as subsequently updated by Part II, Item 1A “Risk Factors” in Endeavor’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2024, and as any such factors may be updated from time to time in the Company’s other filings with the SEC, could cause actual results to differ materially from those indicated by the forward-looking statements contained in this Current Report on Form 8-K. Forward-looking statements speak only as of the date they are made and, except as may be required under applicable law, Endeavor undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Transaction Agreement, dated October 23, 2024, by and among Endeavor Operating Company, LLC, TKO Operating Company, LLC, TKO Group Holdings, Inc., IMG Worldwide, LLC, and Trans World International, LLC.

10.2	Amendment to Letter Agreement, dated as of October 23, 2024, by and among Ariel Emanuel, Endeavor Group Holdings, Inc., Endeavor Operating Company, LLC, William Morris Endeavor Entertainment, LLC, Wildcat EGH Holdco, L.P. and Wildcat Opco Holdco, L.P.

10.3	Amendment No. 3 to Term Employment Agreement, dated as of April 2, 2024, by and among Mark Shapiro, Endeavor Group Holdings, Inc. and Endeavor Operating Company, LLC

10.4	Amendment to Amended and Restated Term Employment Agreement, dated as of October 23, 2024, by and among Mark Shapiro, Endeavor Group Holdings, Inc., Endeavor Operating Company, LLC, Wildcat EGH Holdco, L.P. and Wildcat Opco Holdco, L.P

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDEAVOR GROUP HOLDINGS, INC.

By:	/s/ Jason Lublin
Name:	Jason Lublin
Title:	Chief Financial Officer

Date: October 24, 2024